CONSENT OF ATTORNEYS FOR THE REGISTRANT


     We hereby consent to all references to our firm included in or made a part of this Amendment No. 4 to the Form SB-2 Registration Statement.

Dated:   New York, New York
         December 9, 1996


                                                 /s/  Halpern & Pasternack, P.C.
                                                 -----------------------------
                                                      Halpern & Pasternack, P.C.